LONG-TERM LOANS	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
LONG-TERM LOANS
NOTE 10 – LONG-TERM LOAN

In October 2018, the Company entered into a $10 million loan agreement with Kreos Capital. This loan was repaid in full in September 2022.

In September 2022, the Company entered into a new $40 million loan agreement with Kreos Capital (via Kreos Capital VII Aggregator SCSp). Pursuant to the new agreement, the first tranche of $10 million was drawn down by the Company upon closing. The remaining $30 million will be made available in two additional tranches subject to the achievement of pre-specified milestones. The tranches are available for drawdown at the Company’s discretion at various time points through October 1, 2024.

Each tranche carries a pre-defined interest-only payment period, followed by a loan principal amortization period of up to 36 months subsequent to the interest-only period. The interest-only periods are subject to possible extension based on certain pre-defined milestones. Borrowings under the financing will bear interest at a fixed annual rate of 9.5% (~11.0%, including associated cash fees). As security for the loan, Kreos Capital received a first-priority secured interest in all Company assets, including intellectual property, and the Company undertook to maintain a minimum cash balance. In addition, Kreos Capital will be entitled to mid-to-high single-digit royalties on motixafortide sales, up to a pre-defined cap.

The loan's current value includes the accrual of effective interest, including estimated future royalties.